Lease liabilities	3 Months Ended
Nov. 30, 2025
Lease Liabilities
Lease liabilities

10.	Lease liabilities

Lease liabilities are measured at the discounted value of future lease payments using the lease-specific incremental borrowing rate. Lease payments are apportioned between interest expense and the reduction of the liability. Interest expense is based on the lease-specific incremental borrowing rate at the commencement date of the lease. The incremental borrowing rate differs between each category of asset, location of asset and the duration of the lease. The Company’s lease liabilities primarily comprise of leases of mobile and other equipment for use in Buckreef’s mining operations.

The carrying amounts of lease liabilities and movements during the period were:

Amount
As at August 31, 2025	$2,807
Additions	720
Accretion of lease liabilities (Notes 19 and 23)	88
Lease payments	(381)
Foreign exchange gain	(3)
As at November 30, 2025	$3,231

	November 30, 2025	August 31, 2025
Current portion of lease liabilities	$1,417	$1,201
Lease liabilities	1,814	1,606
Balance at end of period	$3,231	$2,807

The following amounts are recognized in the statement of (loss) income and comprehensive (loss) income:

	For the three months ended November 30,
	2025	2024
Depreciation expense for right-of-use assets (Note 7)	$242	$162
Accretion of lease liabilities (Notes 19 and 23)	88	70
Total amount	$330	$232

As at November 30, 2025, the Company had the following lease commitments:

Amount
Not later than one month	$143
Later than one month and not later than three months	285
Later than three months and not later than one year	1,300
Later than one year and not later than five years	1,903
Total undiscounted lease commitments	$3,631

As at November 30, 2025, the carrying value of right-of-use assets amounted to $4.0 million (August 31, 2025 - $4.2 million). Equipment under lease contracts are depreciated over their useful lives as the purchase price at the end of the lease term is immaterial.